UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 20, 2013

Date of Report

June 14, 2013

(Date of earliest event reported)

BIOZOOM, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53678	26-0370478
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wilhelmshoeher Allee 273A

Kassel, Germany, 34131

(Address of principal executive offices, including zip code)

800-882-1683

 (Registrant’s telephone number, including area code)

N/A

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 14, 2013, the registrant’s wholly owned subsidiary, Biozoom Technologies, Inc. exercised its option, pursuant to its February 28, 2013 joint venture agreement with Opsolution GmbH, a German company, to acquire 19.9% of Opsolution GmbH for $9,950.  The foregoing description of the Exercise Agreement and the terms thereof are qualified in their entirety by the full text of such agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, this report.  A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

Exhibit No.	Description
10.1	Exercise Agreement, dated June 14, 2013.
99.1	Press Release, dated June 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2013	BIOZOOM, INC.

	By:	/s/ Hardy Hoheisel Name: Hardy Hoheisel Title: Chief Executive Officer